SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 23, 2022 (August 19, 2022)

HAWKEYE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-180954	83-0799093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6605 Abercorn Street, Savannah, GA	31405
(Address of principal executive offices)	(Zip Code)

(912) 253-0375

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 19, 2022, M. Richard Cutler resigned from the Board of Directors of Blue Gold Holdings, Inc. (formerly Hawkeye Systems, Inc.). Mr. Cutler advised he is resigning for personal reasons.

Mr. Cutler was provided with a copy of the disclosures contained in this Report on Form 8-K and was given an opportunity to review and agree to such disclosures, and he advised that he has no objections.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Gold Holdings, Inc.

Dated: August 23, 2022	By:	/s/ Corby Marshall
Name: Corby Marshall
Chief Executive Officer

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